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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)             November 24, 2003



                      Integrated Alarm Services Group, Inc.
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               (Exact name of Registrant as Specified in Charter)


          Delaware                  000-50343                42-1578199

(State or Other Jurisdiction     (Commission File          (IRS Employer
     of Incorporation)               Number)             Identification No.)



One Capital Center
99 Pine Street,3rd Floor
Albany, New York                                               12207
 (Address of Principal Executive Offices)                    (Zip Code)



  Registrant's telephone number, including area code             (518) 426-1515




                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements and Exhibits

        Exhibit 99.1 - Press release dated November 24, 2003

Item 9. Regulation FD Disclosure

On November 24, 2003, Integrated Alarm Services Group, Inc. issued a press release announcing that it has acquired the equivalent of 12,000 alarm contracts generating approximately $360,000 of recurring monthly revenues (RMR). The vast majority of the properties monitored are residential and located in the greater Las Vegas, Nevada region. The acquisition cost of this contract RMR was $10.4 million.

A copy of this press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 26, 2003

                                               By:  /s/ Michael T. Moscinski
                                                    ------------------------
                                               Name: Michael T. Moscinski
                                               Title:  Chief Financial Officer